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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1994

                            ------------------------

                                ITEL CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                      1-5989                          94-1658138
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)

        TWO NORTH RIVERSIDE PLAZA
               SUITE 1900
            CHICAGO, ILLINOIS                   60606
(Address of principal executive offices)     (Zip Code)


                                 (312) 902-1515
                        (Registrant's telephone number)

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

ITEM 2. DISPOSITION OF ASSETS

     Pursuant to a Purchase Agreement, dated as of June 23, 1994 (the "Purchase Agreement"), Itel Corporation and Itel Rail Holdings Corporation (together "Itel") agreed to sell, and SCAP Associates, L.L.C. ("SCAP") agreed to purchase 99.5% of Itel's remaining interests in Itel's fleet of railcars. In consideration for such assets, SCAP paid approximately $35 million in cash and $169.5 million in notes receivable. Closing of this transaction took place on July 25, 1994 and the notes were paid on October 21 and 31, 1994. For a complete description of the terms of the Purchase Agreement, reference is made to such agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro forma financial information.

          (1) Pro forma condensed consolidated financial information (unaudited) of the Itel Corporation (attached hereto as Exhibit 1).

     (c)

          2.1 Purchase Agreement, dated as of June 23, 1994, between Itel Corporation, Itel Rail Holdings Corporation and SCAP Associates, L.L.C.

          28.1 Press Release, dated June 24, 1994, issued by Itel Corporation.

          28.2 Press Release, dated July 26, 1994, issued by Itel Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ITEL CORPORATION

Date: November 7, 1994                  By /s/ JAMES E. KNOX
                                          --------------------------------------
                                           James E. Knox
                                           Senior Vice President,
                                           General Counsel and Secretary

             SUMMARIZED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                   FINANCIAL INFORMATION OF ITEL CORPORATION

     Upon consummation of the Transaction, Itel Corporation ("Itel") will be engaged in the distribution of wiring system products for the transmission of power and voice, data and video communications through Anixter. Itel also will have a 33% investment in ANTEC Corporation ("ANTEC") and a 9% investment in the common stock of Santa Fe Energy Resources, Inc. The financing operations of Signal Capital Corporation ("Signal Capital") and various other assets are being held for sale. The acquired Signal Capital portfolio is being liquidated and no material amounts of new loans or investments are being made by Signal Capital.

     The following information sets forth, for the periods and at the dates indicated, summarized unaudited pro forma condensed consolidated financial data for Itel. Unaudited pro forma condensed consolidated financial information is derived from the historical consolidated financial statements and notes thereto.

     The unaudited pro forma condensed consolidated financial information of Itel reflects (a) the condensed consolidated results of continuing operations as if the following transactions had occurred on December 31, 1992 and (b) the condensed consolidated balance sheet as if the sale of the rail car leasing business ("Rail car leasing") occurred on June 30, 1994.

     The transactions impacting pro forma financial information are:

          (1) In July 1994, Itel sold substantially all its remaining interest in its fleet of railcars for approximately $204.5 million.

          (2) In May 1994, Itel sold 4.0 million shares of ANTEC common stock for $82.8 million resulting in a pre-tax gain of $48.2 million reflected as a non-recurring item.

     The pro forma condensed consolidated financial information reflects: (1) recognition of the impact of the sale of Rail car leasing; (2) recognition of the impact of the sale of ANTEC common stock; and (3) the decrease of net interest expense resulting from the assumed payment of Itel and subsidiary senior bank loans with proceeds from the respective sales. The net gain on the sale of ANTEC common stock is not reflected in the unaudited pro forma condensed consolidated income statement for the six months ended June 30, 1994 results of continuing operations.

     The pro forma unaudited condensed consolidated financial information is not necessarily indicative of the consolidated results of continuing operations as they might have been if the sales had been consummated on the assumed date.

                                ITEL CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                                 PRO FORMA ADJUSTMENTS
                                        HISTORICAL                    ADD (DEDUCT)
                                      --------------    ----------------------------------------    PRO FORMA
                                        SIX MONTHS                      REDUCTION                   ----------
                                          ENDED          REDUCTION     OF INTEREST                  SIX MONTHS
                                         JUNE 30,        OF EQUITY       EXPENSE                      ENDED
                                           1994          EARNINGS        ON DEBT      INCOME TAX     JUNE 30,
                                      AS REPORTED(A)    IN ANTEC(B)    PAYMENT(C)     BENEFIT(D)       1994
                                      --------------    -----------    -----------    ----------    ----------
                                                                   (IN THOUSANDS)
Revenues...........................     $  785,700       $      --       $    --       $     --     $  785,700
Cost of operations.................       (752,300)                                                   (752,300)
Amortization of goodwill...........         (3,000)                                                     (3,000)
                                      --------------    -----------    -----------    ----------    ----------
Operating income...................         30,400              --            --             --         30,400
Interest expense and other, net....        (14,000)                        7,500                        (6,500)
Equity earnings in ANTEC...........          5,400          (2,100)                                      3,300
Non-recurring items................         48,200         (48,200)                                         --
Marketable equity securities
  loss.............................        (39,600)                                                    (39,600)
                                      --------------    -----------    -----------    ----------    ----------
Income (loss) from continuing
  operations before income taxes...         30,400         (50,300)        7,500             --        (12,400)
Income tax (expense) benefit.......        (10,900)                                      15,900          5,000
                                      --------------    -----------    -----------    ----------    ----------
Income (loss) from continuing
  operations.......................     $   19,500       $ (50,300)      $ 7,500       $ 15,900     $   (7,400)
                                       ===========      ==========       =======       ========      =========
Income (loss) from continuing
  operations per common and common
  equivalent share.................     $     0.59                                                  $    (0.22)
                                       ===========                                                   =========
Weighted average common and common
  equivalent shares................         33,123                                                      33,123
                                       ===========                                                   =========

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Notes:

(a) The historical condensed consolidated statement of operations for the six months ended June 30, 1994 had already reflected the Rail car leasing business as discontinued operations and ANTEC under the equity method of accounting. Therefore, no reclassification adjustment is necessary.

(b) Reflects the decrease in equity earnings in ANTEC and elimination of the gain resulting from the May 1994 sale of 4.0 million shares, or 20%, of ANTEC common stock.

(c) Reflects the decrease in interest expense resulting from the assumed use of excess cash to repay indebtedness of approximately $260 million at the aggregate average historical rate of 5.80% at January 1, 1993. The excess cash proceeds used are comprised of: (1) $177 million from the sale of Rail car leasing and (2) $83 million from the sale of ANTEC common stock.

(d) Reflects income tax benefit related to the reversal of the gain on the sale of ANTEC common stock offset slightly by lower interest expense from the assumed payment of debt obligations.

                                ITEL CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                                                             PRO FORMA ADJUSTMENTS
                                                                 ADD (DEDUCT)
                        HISTORICAL    -------------------------------------------------------------------
                       ------------                   RECLASSIFY                  REDUCTION                  PRO FORMA
                        YEAR ENDED                      ANTEC       REDUCTION    OF INTEREST                ------------
                       DECEMBER 31,    RECLASSIFY       UNDER       OF EQUITY    EXPENSE ON                  YEAR ENDED
                           1993       DISCONTINUED      EQUITY     EARNINGS IN      DEBT       INCOME TAX   DECEMBER 31,
                       AS REPORTED    OPERATIONS(A)   METHOD(B)     ANTEC(C)     PAYMENT(D)    EXPENSE(E)       1993
                       ------------   -------------   ----------   -----------   -----------   ----------   ------------
                                                                (IN THOUSANDS)
Revenues.............  $ 1,909,200      $(153,000)    $ (427,600)    $    --       $    --      $     --    $ 1,328,600
Cost of operations...   (1,729,800)        50,600        402,400                                             (1,276,800)
Amortization of
  goodwill...........      (21,500)        12,700          2,800                                                 (6,000)
                       ------------   -------------   ----------   -----------   -----------   ----------   ------------
Operating income.....      157,900        (89,700)       (22,400)         --            --            --         45,800
Interest expense and
  other, net.........     (151,100)        92,200          5,000                    12,800                      (41,100)
Equity earnings in
  ANTEC..............           --                         8,400      (2,000)                                     6,400
Non-recurring
  items..............       64,000                                                                               64,000
Marketable equity
  securities loss....      (25,000)                                                                             (25,000)
                       ------------   -------------   ----------   -----------   -----------   ----------   ------------
Income from
  continuing
  operations before
  income
  taxes..............       45,800          2,500         (9,000)     (2,000)       12,800            --         50,100
Income tax expense...      (29,700)         5,400          9,000                                  (5,000)       (20,300)
                       ------------   -------------   ----------   -----------   -----------   ----------   ------------
Income from
  continuing
  operations.........  $    16,100      $   7,900     $       --     $(2,000)      $12,800      $ (5,000)   $    29,800
                       ============   =============   ==========   ============= =========     ==========   ============
Preferred stock
  dividends..........  $    (3,100)                                                                         $    (3,100)
                       ============                                                                         ============
Income from
  continuing
  operations per
  common and common
  equivalent share...  $      0.43                                                                          $      0.89
                       ============                                                                         ============
Weighted average
  common and common
  equivalent
  shares.............       30,132                                                                               30,132
                       ============                                                                         ============

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Notes:

(a) Reflects the reclassification of the results of operations of Itel's Rail car leasing business from continuing operations to discontinued operations.

(b) Reflects the reclassification of the results of operations of ANTEC from the consolidated method to the equity method of accounting.

(c) Reflects the decrease in equity earnings in ANTEC resulting from the May 1994 sale of 4.0 million shares, or 20%, of ANTEC common stock.

(d) Reflects the decrease in interest expense resulting from the assumed use of excess cash to repay indebtedness of approximately $260 million at the aggregate average historical rate of 4.94% at January 1, 1993. The excess cash proceeds used are comprised of: (1) $177 million from the sale of Rail car leasing and (2) $83 million from the sale of ANTEC common stock.

(e) Reflects income tax expense related to the lower interest expense from the assumed payment of debt obligations.

                                ITEL CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                                    PRO FORMA ADJUSTMENTS
                                               HISTORICAL               ADD (DEDUCT)
                                             --------------    -------------------------------    PRO FORMA
                                                JUNE 30,           RECORD                         ----------
                                                  1994          SALE OF RAIL         USE OF        JUNE 30,
                                             AS REPORTED(A)    CAR LEASING (B)    PROCEEDS (C)       1994
                                             --------------    ---------------    ------------    ----------
                                                                       (IN THOUSANDS)
ASSETS
Cash and equivalents......................     $   61,200        $   204,500       $ (204,500)    $   61,200
Accounts receivable, net..................        292,500                                            292,500
Inventories, primarily finished goods.....        258,000                                            258,000
Other assets..............................          6,100                                              6,100
                                             --------------    ---------------    ------------    ----------
     Total current assets.................        617,800            204,500         (204,500)       617,800
Property, net.............................         30,300                                             30,300
Goodwill, net.............................        190,900                                            190,900
Discontinued Rail car leasing assets......      1,145,400         (1,145,400)                             --
Discontinued and assets held for sale,
  net.....................................        186,700                                            186,700
Marketable equity securities
  available-for-sale, net.................         75,600                                             75,600
Investment in ANTEC.......................         56,100                                             56,100
Other assets..............................         11,100                                             11,100
                                             --------------    ---------------    ------------    ----------
                                               $2,313,900        $  (940,900)      $ (204,500)    $1,168,500
                                              ===========       ============        =========      =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable..........................     $  187,200        $        --       $       --     $  187,200
Accrued expenses..........................         68,000                                             68,000
                                             --------------    ---------------    ------------    ----------
     Total current liabilities............        255,200                 --               --        255,200
Income taxes payable, net, primarily
  deferred................................        127,000            (81,300)         (28,000)        17,700
Discontinued Rail car leasing
  liabilities.............................      1,064,600         (1,064,600)                             --
Other liabilities.........................         20,000                                             20,000
Long-term debt............................        430,400                            (176,500)       253,900
                                             --------------    ---------------    ------------    ----------
     Total liabilities....................      1,897,200         (1,145,900)        (204,500)       546,800
Stockholders' equity......................        416,700            205,000                         621,700
                                             --------------    ---------------    ------------    ----------
                                               $2,313,900        $  (940,900)      $ (204,500)    $1,168,500
                                              ===========       ============        =========      =========

- - -------------------------
(a) The historical condensed consolidated balance sheet as of June 30, 1994 had already reflected the Rail car leasing business as discontinued operations and ANTEC under the equity method of accounting. Therefore, no reclassification adjustment is necessary.

(b) The sale of the Rail car leasing business reflects (1) the estimated total cash proceeds after receipt of payment relating to a $169.5 million note received as consideration at the time of sale, (2) the estimated net gain and (3) the related estimated reduction of deferred taxes.

(c) Reflects the assumed payment of Itel Corporation and subsidiary bank loans bearing interest at a floating rate and the estimated payment of income taxes arising from the sale after utilization of net operating loss and investment tax credit carryforwards.